Exhibit 10


            Consent of Independent Registered Public Accounting Firm


We consent to the use in this Post-Effective Amendment No. 4 to Registration Statement No. 333-102295 of Allstate Financial Advisors Separate Account I ("the Account") on Form N-4 of our report dated March 10, 2006, (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004 and changes in the methods of accounting for embedded derivatives in modified coinsurance agreements and variable interest entities in 2003), relating to the consolidated financial statements and financial statement schedules of Allstate Life Insurance Company ("the Company"), and to the use of our report dated March 10, 2006 on the financial statements of the sub-accounts of the Account, appearing in the Statements of Additional Information (which is incorporated by reference in the Prospectuses of the Account), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Statements of Additional Information.


/s/ Deloitte & Touche LLP
Chicago, Illinois
April 10, 2006